Supplement dated September 29, 2000 to
                       Prospectuses dated May 1, 2000 for
                              PROTECTIVE PREMIERE I
                             PROTECTIVE PREMIERE II
                         PROTECTIVE SINGLE PREMIUM PLUS
                             PROTECTIVE TRANSITIONS
                   issued by Protective Life Insurance Company

                    and to Prospectus dated June 7, 2000 for
                          PROTECTIVE PREMIERE SURVIVOR
                   issued by Protective Life Insurance Company

The Funds

The information about the Protective Investment Company (PIC) Small Cap Value Fund under the caption "The Funds" is amended as follows:

"The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (currently between $20 million and $3 billion).